UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2016 (December 31, 2015)

Resource Innovation Office REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-201842	80-0854717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 231-7050

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

Amendment No. 1 to Amended & Restated Advisory Agreement

On December 31, 2015, Resource Innovation Office REIT, Inc. (the “Company”) entered into Amendment No. 1 (the “Advisory Amendment”) to the Amended & Restated Advisory Agreement dated October 1, 2015 with Resource Innovation Office Advisor, LLC, the Company’s advisor (the “Advisor”). Among other things, the Advisory Amendment amended and restated the provisions with respect to the asset management fee and acquisition fee payable to the Advisor.

Pursuant to the Advisory Amendment, the Company will pay the Advisor a monthly asset management fee equal to .0803% (one-twelfth of 1.0%).

Pursuant to the Advisory Amendment, the Company will pay the Advisor an acquisition fee of up to 3.85%, which consists of a 2.0% base acquisition fee and up to an additional 1.85% contingent advisor payment (the “Contingent Advisor Payment”). The Contingent Advisor Payment is payable upon the completion of a payment or allocation to fund an acquisition, origination, construction or improvement with respect to a property, loan or other permitted acquisition, and each Contingent Advisor Payment payment shall not exceed the amount of the then outstanding payments of selling commissions by the Sponsor to Resource Securities, Inc. (the “Dealer Manager”) in connection with the sale of shares of the Company’s common stock. The Advisory Amendment provides that the Company will retain the first $2.75 million of Contingent Advisor Payments payable to the Advisor until the later of (a) the termination of the public offering of the Company’s common stock, including any follow-on offerings; and (b) June 10, 2017.

The foregoing summary of the Advisory Amendment does not purport to be complete and is qualified in its entirety by reference to the Advisory Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment No. 1 to Amended & Restated Dealer Manager Agreement

On December 31, 2015, the Company entered into Amendment No. 1 (the “Dealer Manager Amendment”) to the Amended & Restated Dealer Manager Agreement dated October 1, 2015 with the Dealer Manager and the Sponsor. Among other things, the Dealer Manager Amendment provides that the Sponsor may, at its discretion and upon thirty (30) days’ notice to the Company and the Dealer Manager, terminate its obligations following the end of such thirty (30) day notice period to pay selling commissions in connection with the sale of shares of the Company’s common stock. Following such thirty (30) day notice, the Company shall pay the selling commissions to the Dealer Manager which would have been payable by the Sponsor for the sale of shares of the Company’s common stock.

The foregoing summary of the Dealer Manager Amendment does not purport to be complete and is qualified in its entirety by reference to the Dealer Manager Amendment, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Amendment No. 1 to Amended & Restated Dealer Manager Agreement among Resource Innovation Office REIT, Inc., Resource Real Estate, Inc., and Resource Securities, Inc., dated as of December 31, 2015

10.1	Amendment No. 1 to Amended & Restated Advisory Agreement between Resource Innovation Office REIT, Inc. and Resource Innovation Office Advisor, LLC, dated as of December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE INNOVATION OFFICE REIT, INC.

By:	/s/ Alan Feldman
Name: Alan Feldman
Title: Chief Executive Officer

Date: January 4, 2016

EXHIBIT INDEX

Exhibit Number	Description

1.1	Amendment No. 1 to Amended & Restated Dealer Manager Agreement among Resource Innovation Office REIT, Inc., Resource Real Estate, Inc., and Resource Securities, Inc., dated as of December 31, 2015

10.1	Amendment No. 1 to Amended & Restated Advisory Agreement between Resource Innovation Office REIT, Inc. and Resource Innovation Office Advisor, LLC, dated as of December 31, 2015

4